CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Melvin Woolley, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Blue Mountain Resources Inc., for the fiscal year ended October 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Blue Mountain Resources Inc.

Date: January 25, 2008

/s/ Melvin Woolley

Melvin Woolley

Secretary, Treasurer and Director

(Principal Financial Officer and

Principal Accounting Officer)